[LOGO]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
     (800) 272-2700

Patricia Baronowski
The Altman Group
     (212) 400-2604

       THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                              - SECTION 19A NOTICE

NEW YORK, July 7, 2010 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.031 per share to shareholders of record on July 12, 2010, payable July 19, 2010. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES                              JULY 2010 (MTD)        YEAR-TO-DATE (YTD) (1)
-------------------------------------------    ------------------------   ------------------------
                                                            Percentage                 Percentage
                                               Per Share    of Current    Per Share    of Current
           (Sources)                             Amount    Distribution    Amount     Distribution
-------------------------------------------    ---------   ------------   ---------   ------------
Net Investment Income                          $   0.002            5.3%  $   0.026           13.3%
Net Realized Short-Term Capital Gains              0.004           13.9%      0.045           22.5%
Net Realized Long-Term Capital Gains                  --            0.0%         --            0.0%
Return of Capital (or other Capital Source)        0.025           80.8%      0.128           64.2%
                                               ---------   ------------   ---------   ------------
TOTAL DISTRIBUTION                             $   0.031          100.0%  $   0.199          100.0%
                                               =========   ============   =========   ============

(1) YTD February 1, 2010 to January 10, 2011. (The distribution paid on January 11, 2010 was reportable for tax on Form 1099 in 2009)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended June 30,
 2010 (2)                                                                  3.41%
Current Fiscal YTD Annualized Distribution Rate (3)                       10.74%

YTD Cumulative Total Return on NAV (4)                                    -4.07%
YTD Cumulative Distribution Rate (5)                                       5.37%

(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.

(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of June 30, 2010.

(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2010 to June 30, 2010, including distributions paid and assuming reinvestment of those distributions.

(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2010 to June 30, 2010 as a percentage of the Fund's NAV as of June 30, 2010.

     The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
7/10

[LOGO OF ZWEIG TOTAL RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
     (800) 272-2700

Patricia Baronowski
The Altman Group
     (212) 400-2604

       THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                              - SECTION 19A NOTICE

NEW YORK, August 10, 2010 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.032 per share to shareholders of record on August 12, 2010, payable August 19, 2010. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES                             AUGUST 2010 (MTD)       YEAR-TO-DATE (YTD) (1)
-------------------------------------------    ------------------------   ------------------------
                                                            Percentage                 Percentage
                                               Per Share    of Current    Per Share    of Current
            (Sources)                            Amount    Distribution     Amount    Distribution
-------------------------------------------    ---------   ------------   ---------   ------------
Net Investment Income                          $   0.003           10.2%  $   0.030           12.9%
Net Realized Short-Term Capital Gains              0.004           11.6%      0.048           21.0%
Net Realized Long-Term Capital Gains                  --            0.0%         --            0.0%
Return of Capital (or other Capital Source)        0.025           78.2%      0.153           66.1%
                                               ---------   ------------   ---------   ------------
TOTAL DISTRIBUTION                             $   0.032          100.0%  $   0.231          100.0%
                                               =========   ============   =========   ============

(1) YTD February 1, 2010 to January 10, 2011. (The distribution paid on January 11, 2010 was reportable for tax on Form 1099 in 2009)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended July 31,
 2010 (2)                                                                  4.10%
Current Fiscal YTD Annualized Distribution Rate (3)                       10.29%

YTD Cumulative Total Return on NAV (4)                                    -0.18%
YTD Cumulative Distribution Rate (5)                                       6.01%

(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.

(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of July 30, 2010.

(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2010 to July 31, 2010, including distributions paid and assuming reinvestment of those distributions.

(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2010 to July 31, 2010 as a percentage of the Fund's NAV as of July 30, 2010.

     The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
8/10

[LOGO OF ZWEIG TOTAL RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
     (800) 272-2700

Patricia Baronowski
The Altman Group
     (212) 400-2604

       THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                              - SECTION 19A NOTICE

NEW YORK, September 9, 2010 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.032 per share to shareholders of record on September 13, 2010, payable September 20, 2010. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES                           SEPTEMBER 2010 (MTD)      YEAR-TO-DATE (YTD) (1)
-------------------------------------------    ------------------------   ------------------------
                                                            Percentage                 Percentage
                                               Per Share    of Current    Per Share    of Current
              (Sources)                          Amount    Distribution     Amount    Distribution
-------------------------------------------    ---------   ------------   ---------   ------------
Net Investment Income                          $   0.003            9.8%  $   0.033           12.5%
Net Realized Short-Term Capital Gains              0.010           30.6%      0.058           22.1%
Net Realized Long-Term Capital Gains                  --            0.0%         --            0.0%
Return of Capital (or other Capital Source)        0.019           59.6%      0.172           65.4%
                                               ---------   ------------   ---------   ------------
TOTAL DISTRIBUTION                             $   0.032          100.0%  $   0.263          100.0%
                                               =========   ============   =========   ============

(1) YTD February 1, 2010 to January 10, 2011. (The distribution paid on January 11, 2010 was reportable for tax on Form 1099 in 2009)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended August
 31, 2010 (2)                                                              3.70%
Current Fiscal YTD Annualized Distribution Rate (3)                       10.52%

YTD Cumulative Total Return on NAV (4)                                    -1.93%
YTD Cumulative Distribution Rate (5)                                       7.01%

(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.

(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of August 31, 2010.

(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2010 to August 31, 2010, including distributions paid and assuming reinvestment of those distributions.

(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2010 to August 31, 2010 as a percentage of the Fund's NAV as of August 31, 2010.

     The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
9/10

[LOGO OF ZWEIG TOTAL RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
     (800) 272-2700

Patricia Baronowski
The Altman Group
     (212) 400-2604

       THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                              - SECTION 19A NOTICE

NEW YORK, October 6, 2010 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.033 per share to shareholders of record on October 11, 2010, payable October 18, 2010. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES                            OCTOBER 2010 (MTD)       YEAR-TO-DATE (YTD) (1)
-------------------------------------------    ------------------------   ------------------------
                                                            Percentage                 Percentage
                                               Per Share    of Current    Per Share    of Current
             (Sources)                           Amount    Distribution     Amount    Distribution
-------------------------------------------    ---------   ------------   ---------   ------------
Net Investment Income                          $   0.002            5.8%  $   0.035           11.7%
Net Realized Short-Term Capital Gains              0.006           19.0%      0.064           21.8%
Net Realized Long-Term Capital Gains                  --            0.0%         --            0.0%
Return of Capital (or other Capital Source)        0.025           75.2%      0.197           66.5%
                                               ---------   ------------   ---------   ------------
TOTAL DISTRIBUTION                             $   0.033          100.0%  $   0.296          100.0%
                                               =========   ============   =========   ============

(1) YTD February 1, 2010 to January 10, 2011. (The distribution paid on January 11, 2010 was reportable for tax on Form 1099 in 2009)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended September
 30, 2010 (2)                                                              4.66%
Current Fiscal YTD Annualized Distribution Rate (3)                       10.15%

YTD Cumulative Total Return on NAV (4)                                     2.05%
YTD Cumulative Distribution Rate (5)                                       7.62%

(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.

(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of September 30, 2010.

(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2010 to September 30, 2010, including distributions paid and assuming reinvestment of those distributions.

(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2010 to September 30, 2010 as a percentage of the Fund's NAV as of September 30, 2010.

     The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

[LOGO OF ZWEIG TOTAL RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
     (800) 272-2700
Patricia Baronowski
The Altman Group
     (212) 400-2604

       THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                              - SECTION 19A NOTICE

NEW YORK, November 8, 2010 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.033 per share to shareholders of record on November 11, 2010, payable November 18, 2010. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES                            NOVEMBER 2010 (MTD)      YEAR-TO-DATE (YTD) (1)
-------------------------------------------    ------------------------   ------------------------
                                                            Percentage                 Percentage
                                               Per Share    of Current    Per Share    of Current
                (Sources)                        Amount    Distribution     Amount    Distribution
-------------------------------------------    ---------   ------------   ---------   ------------
Net Investment Income                          $   0.004           10.9%  $   0.038           11.7%
Net Realized Short-Term Capital Gains              0.009           28.1%      0.074           22.4%
Net Realized Long-Term Capital Gains                  --            0.0%         --            0.0%
Return of Capital (or other Capital Source)        0.020           61.0%      0.217           65.9%
                                               ---------   ------------   ---------   ------------
TOTAL DISTRIBUTION                             $   0.033          100.0%  $   0.329          100.0%
                                               =========   ============   =========   ============

(1) YTD February 1, 2010 to January 10, 2011. (The distribution paid on January 11, 2010 was reportable for tax on Form 1099 in 2009)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended October
 31, 2010 (2)                                                              5.32%
Current Fiscal YTD Annualized Distribution Rate (3)                       10.03%

YTD Cumulative Total Return on NAV (4)                                     4.23%
YTD Cumulative Distribution Rate (5)                                       8.35%

(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.

(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of October 29, 2010.

(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2010 to October 31, 2010, including distributions paid and assuming reinvestment of those distributions.

(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2010 to October 31, 2010 as a percentage of the Fund's NAV as of October 29, 2010.

     The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
11/10

[LOGO OF ZWEIG TOTAL RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
     (800) 272-2700

Patricia Baronowski
The Altman Group
     (212) 400-2604

       THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                              - SECTION 19A NOTICE

NEW YORK, December 9, 2010 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.033 per share to shareholders of record on December 13, 2010, payable December 20, 2010. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES                            DECEMBER 2010 (MTD)      YEAR-TO-DATE (YTD) (1)
-------------------------------------------    ------------------------   ------------------------
                                                            Percentage                 Percentage
                                               Per Share    of Current    Per Share    of Current
             (Sources)                           Amount    Distribution     Amount    Distribution
-------------------------------------------    ---------   ------------   ---------   ------------
Net Investment Income                          $   0.003            8.1%  $   0.041           11.5%
Net Realized Short-Term Capital Gains                 --            0.0%      0.074           20.2%
Net Realized Long-Term Capital Gains                  --            0.0%         --            0.0%
Return of Capital (or other Capital Source)        0.030           91.9%      0.247           68.3%
                                               ---------   ------------   ---------   ------------
TOTAL DISTRIBUTION                             $   0.033          100.0%  $   0.362          100.0%
                                               =========   ============   =========   ============

(1) YTD February 1, 2010 to January 10, 2011. (The distribution paid on January 11, 2010 was reportable for tax on Form 1099 in 2009)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended November
 30, 2010 (2)                                                              5.01%
Current Fiscal YTD Annualized Distribution Rate (3)                       10.08%

YTD Cumulative Total Return on NAV (4)                                     4.62%
YTD Cumulative Distribution Rate (5)                                       9.24%

(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.

(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of November 30, 2010.

(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2010 to November 30, 2010, including distributions paid and assuming reinvestment of those distributions.

(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2010 to November 30, 2010 as a percentage of the Fund's NAV as of November 30, 2010.

     The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
12/10

[LOGO OF ZWEIG TOTAL RETURN FUND]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
Zweig Funds Shareholder Services
     (800) 272-2700

Patricia Baronowski
     (212) 400-2604

       THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                              - SECTION 19A NOTICE

NEW YORK, January 6, 2011 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.033 per share to shareholders of record on December 31, 2010, payable January 10, 2011. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

DISTRIBUTION ESTIMATES                            JANUARY 2011 (MTD)       YEAR-TO-DATE (YTD) (1)
-------------------------------------------    ------------------------   ------------------------
                                                            Percentage                 Percentage
                                               Per Share    of Current    Per Share    of Current
                 (Sources)                       Amount    Distribution     Amount    Distribution
-------------------------------------------    ---------   ------------   ---------   ------------
Net Investment Income                          $   0.005           16.3%  $   0.047           11.9%
Net Realized Short-Term Capital Gains              0.009           28.1%      0.082           20.9%
Net Realized Long-Term Capital Gains               0.006           17.9%      0.006            1.5%
Return of Capital (or other Capital Source)        0.013           37.7%      0.260           65.7%
                                               ---------   ------------   ---------   ------------
TOTAL DISTRIBUTION                             $   0.033          100.0%  $   0.395          100.0%
                                               =========   ============   =========   ============

(1) YTD February 1, 2010 to January 10, 2011. (The distribution paid on January 11, 2010 was reportable for tax on Form 1099 in 2009)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended December
 31, 2010 (2)                                                             5.20%
Current Fiscal YTD Annualized Distribution Rate (3)                       9.92%

YTD Cumulative Total Return on NAV (4)                                    7.21%
YTD Cumulative Distribution Rate (5)                                      9.92%

(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.

(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of December 31, 2010.

(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2010 to December 31, 2010, including distributions paid and assuming reinvestment of those distributions.

(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2010 to December 31, 2010 as a percentage of the Fund's NAV as of December 31, 2010.

     The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
01/11